EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
EARNINGS PER SHARE

8.	EARNINGS PER SHARE

Basic earnings per share is computed based on the income available to ordinary shareholders and the weighted average number of shares outstanding. Diluted earnings per share includes the effect of the assumed conversion of potentially dilutive instruments, for which there was no impact in the years ended December 31, 2025, 2024 and 2023 as there were no potentially dilutive stock options in the periods.

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2025	2024	2023
Profit for the period	379,081	495,583	656,414
(in thousands)
Weighted average number of basic and diluted shares	222,623	222,623	222,623
Basic and diluted earnings per share	$1.70	$2.23	$2.95

	2025	2024	2023
Cash dividends paid per share	$0.93	$1.95	$2.87